Bull & Bear
U.S. Government Securities Fund

Investing for a high level of current income, liquidity and safety of principal.

Annual Report
December 31, 1996


Bull & Bear U.S. Government Securities Fund
11 Hanover Square, New York, NY 10005
1-800-847-4200
1-212-363-1100
 http://www.bull-and-bear.com



February 14, 1997

Dear Shareowner,

         We are very pleased to submit this First Report since shareowners voted to convert Bull & Bear U.S. Government Securities Fund to closed-end status at their Special Meeting held on September 19, 1996. The conversion was effective October 4, 1996 and the Fund's shares are now listed and traded on the American Stock Exchange (symbol: BBG). The Fund's Board of Directors anticipates that the change may help reduce the Fund's operating expenses. This, together with the greater investment flexibility now available to the Fund, is expected to enhance the potential for a higher yield and total return as the Fund seeks a high level of current income, liquidity, and safety of principal for its shareowners.

Review and Outlook

     During the second half of the year, the economy was characterized by moderate growth and consistently low levels of inflation, with "overall" and "core" Consumer Price Index figures up just 3.3% and 2.6%, respectively. Reflecting this, the Federal Reserve has maintained its targeted Federal Funds rate, the amount banks charge each other for overnight loans, at a relatively low level of 5.25% since January 1996. This is the longest period of unchanged rates since 1993, and confirms the modestly expanding overall economy and acceptable rates of inflation we have enjoyed throughout this period.

     Over 1.2 million new jobs were created in the United States during the last six months of 1996. Although this was about 25% less than were created during the first half of the year, the unemployment rate nevertheless fell to its lowest level since 1989. Other measures of employment, such as the length of the average work week and overtime hours also continue to confirm increased demands for labor. Tightness in labor markets needs to be monitored closely because it creates the potential for inflationary pressure on wages, and as personal income rises, the demand for goods and services rises throughout the economy.

     Looking ahead, we see several variables that support the continuation of last year's moderate growth and low inflation experience. While personal income continues to grow at a rapid pace, demand pressures should be moderated by high levels of consumer debt. Demographic trends should also restrain consumption, particularly demand related to housing and durable goods.

Dividend Reinvestment Plan

         The Bull & Bear U.S. Government Securities Fund Dividend Reinvestment Plan is particularly attractive because quarterly dividend distributions are reinvested at the lower of net asset value per share or market price. The market price is determined by averaging the closing ex-dividend prices of the Fund on the American Stock Exchange for the five trading days prior to the payment date. Reinvesting at the lower of net asset value or market price per share can be a considerable advantage for shareowners, and can contribute importantly to growing your investment over time.

         We appreciate your support and look forward to continuing to serve your investment needs.

Sincerely,

                  Robert D. Anderson                  Thomas B. Winmill
                  Vice Chairman                       Co-President

Mutual Funds
Bull & Bear Dollar Reserves
A high quality moneymarket fund investing in U.S. Government securities. Income is generally free from state income and intangible personalproperty taxes. Free, unlimited check writing with only a $250 minimum per check.

Bull & Bear Gold Investors
Seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.

Bull & Bear Special  Equities Fund
Invests  aggressively  for maximum capital   appreciation.

Bull & Bear U.S. and Overseas Fund
Invests worldwide for the highest possible  total return.

Call our  toll-free  number  for a  prospectus
containing    more    complete    information,
including charges and expenses. Please read it carefully before you invest.

Closed-end
investment companies
listed on the
American Stock
Exchange


Bull & Bear                     Investing for a high level of income from a
Global Income Fund              global portfolio of primarily investment
                                grade fixed income securities.


 Bull & Bear                     Investing for the highest possible income
 Municipal Income                exempt from Federal income tax that is
 Fund                            consistent with preservation of principal.

 Bull & Bear U.S.                Investing for a high level of current income,
 Government                      liquidity and safety of principal.
 Securities Fund




Discount Brokerage
Services

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Receive the investment  information you need and the low commissions you expect.
Plus you can earn American Airlines(R) AAdvantage(R) miles every time you trade. And you can save an additional 10% off our already low commission rates when you use Bull & Bear PC OnLine Investment CenterSM and/or Bull & Bear TeleQuote/
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Plus(R) accounts.)

                BULL & BEAR U.S. GOVERNMENT SECURITIES FUND, INC.
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 1996
                                   (UNAUDITED)



 PRINCIPAL                                                                                                                MARKET
  AMOUNT                                                                                                                  VALUE
            U.S. GOVERNMENT OBLIGATIONS (40.5%)
$1,750,000  U.S. Treasury Note, 6.50%, due 5/31/01......................   $  1,770,234
   750,000  U.S. Treasury Note, 6.625%, due 7/31/01.....................        762,187
   800,000  U.S. Treasury Note, 6.50%, due 10/15/06.....................        804,750
 1,000,000  U.S. Treasury Bond 6.50%, due 11/15/26......................        981,562
                                                                         --------------
               Total U.S. Government Obligations (cost:  $4,320,160)....      4,318,733
                                                                          -------------

            U.S. GOVERNMENT AGENCIES (54.8%)
 2,000,000  Federal National Mortgage Assn., 6.08%, due 9/25/00.........      1,988,706
 1,000,000  Federal National Mortgage Assn., 7.375%, due 3/28/05........      1,046,997
   902,935  Government National Mortgage Assn., 6.50%, due 7/15/08......        892,213
   772,539  Government National Mortgage Assn., 7.0%, due 6/15/23.......        756,846
   125,973  Government National Mortgage Assn., 7.0%, due 5/15/24.......        123,414
 1,004,253  Government National Mortgage Assn., 8.0%, due 5/15/26.......      1,025,593
                                                                          -------------
               Total U.S. Government Agencies (cost:  $5,805,758).......      5,833,769
                                                                          -------------

    Shares  PREFERRED STOCK (4.7%)
    20,000  Tennessee Valley Authority, 7.50% Pfd. (cost:  $502,000)....        500,000
                                                                         --------------

            TOTAL INVESTMENTS (COST:  $10,627,918) (100.0%).............    $10,652,502
                                                                            ===========



                   See    accompanying    notes   to financial statements.

U.S. Government Securities

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996 (Unaudited)




ASSETS:
  Investment at market value (cost: $10,627,918) (note 1)...................    $10,652,502
  Cash......................................................................         60,671
  Interest and dividends receivable.........................................        128,056
  Other assets..............................................................            816
                                                                            ---------------
         Total assets.......................................................     10,842,045
                                                                               ------------
LIABILITIES:
  Other liabilities.........................................................         49,709
  Accrued expenses..........................................................         34,408
  Accrued management fees...................................................          6,439
                                                                            ---------------
         Total liabilities..................................................         90,556
                                                                            ---------------
NET ASSETS: (applicable to 726,009 outstanding shares: 10,000,000 shares
 of $.01 par value authorized)...............................................   $10,751,489
                                                                                ===========
NET ASSET VALUE PER SHARE ($10,751,489 / 726,009 shares outstanding)........         $14.81
                                                                                     ======
At December 31, 1996, net assets consisted of:
  Paid-in capital...........................................................    $13,499,372
  Accumulated net realized loss on investments..............................    (2,776,397)
  Net unrealized appreciation on investments................................         24,584
  Undistributed net investment income.......................................          3,930
                                                                            ---------------
                                                                                $10,751,489









                 See   accompanying   notes  to   financial statements.

U.S. Government Securities

STATEMENT OF OPERATIONS
Six Months Ended December 31, 1996 (Unaudited)





INVESTMENT INCOME:
  Interest.............................................................   $380,511
  Dividends............................................................      9,375
                                                                       -----------
    Total investment income............................................    389,886
                                                                         ---------

EXPENSES:
  Investment management (note 3).......................................     41,583
  Transfer agent.......................................................     18,211
  Professional (note 3)................................................     11,703
  Custodian ...........................................................     11,482
  Distribution (note 3)................................................      8,256
  Registration (note 3)................................................      7,810
  Printing.............................................................      6,162
  Directors............................................................      4,023
  Shareholder administration (note 3)..................................      3,357
  Miscellaneous........................................................      9,392
                                                                       -----------
      Total expenses...................................................    121,979
                                                                         ---------
      Net investment income............................................    267,907
                                                                         ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from security transactions.........................    (6,214)
  Unrealized appreciation of investments during the period.............    126,651
                                                                         ---------
      Net realized and unrealized gain on investments..................    120,437
                                                                         ---------
      Net increase in net assets resulting from operations.............   $388,344
                                                                          ========





             See   accompanying   notes  to  financial statements.

U.S. Government Securities

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended December 31, 1996 (Unaudited) and the Year Ended June 30, 1996


                                                                                        DECEMBER 31,           JUNE 30,
                                                                                            1996                 1996
                                                                                            -----               -----
OPERATIONS:
  Net investment income............................................................  $     267,907        $   629,150
  Net realized loss from security transactions.....................................        (6,214)           (68,278)
  Unrealized appreciation (depreciation) of investments during the period..........        126,651          (342,666)
                                                                                    --------------     --------------
    Net change in net assets resulting from operations.............................        388,344            218,206
  Subtractions from paid in capital (note 6).......................................       (73,428)                 --
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income ($.34 and $.64 per share, respectively).      (263,976)          (630,604)
CAPITAL SHARE TRANSACTIONS:
  Change in net assets resulting from capital share transactions (a)...............    (2,334,687)        (2,929,650)
                                                                                    --------------       ------------
      Total change in net assets...................................................    (2,283,747)        (3,342,048)
NET ASSETS:
  Beginning of period                                                                   13,035,236         16,377,284
                                                                                      ------------        -----------
  End of period (including undistributed net investment income of $3,930 at
  December 31, 1996)...............................................................    $10,751,489        $13,035,236
                                                                                       ===========        ===========
--------------

(a)  Transactions in capital shares were as follows:


                                                                  DECEMBER 31,                     JUNE 30,
                                                                      1996                           1996
                                                      ----------------------------------   --------------
                                                          Shares             Value           shares             Value
Shares sold                                                     8,064         $    118,783      56,994           $ 866,467
Shares issued in reinvestment of distributions..               10,694              149,278      32,182             487,951
Shares redeemed                                             (176,906)          (2,602,748)   (282,543)         (4,284,068)
                                                            ---------        -------------   ---------         -----------
Net decrease                                                (158,148)         $(2,334,687)   (193,367)        $(2,929,650)
                                                            =========         ============   =========        ============










          See  accompanying   notes  to  financial statements.

U.S. Government Securities

                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

(1) The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund's shares are listed on the American Stock Exchange. The investment objective of the Fund is to provide investors with a high level of income, liquidity, and safety of principal. The fund seeks to achieve its investment objective by investing primarily in securities backed by the full faith and credit of the United States, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1996, the Fund had an unused capital loss carryforward of approximately $2,591,000, of which $311,000 expires in 1997, $1,716,000 in 1998, $361,000 in 2003 and
$203,000 in 2004. Based on Federal income tax cost of $10,627,918, gross unrealized appreciation and gross unrealized depreciation were $123,161 and $98,577, respectively at December 31, 1996.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's former distributor. The Fund reimbursed the Investment Manager $2,339 for providing certain administrative and accounting services at cost for the six months ended December 31, 1996.

The Fund had a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund paid the Distributor a fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee was intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. Effective with the conversion of the Fund to a closed-end management investment company, the 12b-1 plan was terminated. Investor Service Center also received $3,357 for shareholder administration services which it provided to the Fund at cost for the period from July 1, 1996 to October 4, 1996.

(4) Purchases and proceeds of sales of U.S. government obligations other than short term investments aggregated $16,284,039 and $17,121,662, respectively, for the six months ended December 31, 1996.

(5) The Fund has a committed bank line of credit for temporary or emergency purposes. At December 31, 1996, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.75 percentage points. For the six months ended December 31, 1996, the weighted average interest rate was 7.10% based on the balances outstanding during the six months and the weighted average amount outstanding was $12,019.


U.S. Government Securities

(6) A Special Meeting of Shareholders ("Special Meeting") of Bull & Bear U.S. Government Securities Fund, a series of Bull & Bear Funds II, Inc. (the "Series Fund") was held on September 19, 1996 pursuant to notice given to all shareholders of record at the close of business on August 8, 1996. At the Special Meeting, shareholders approved a proposal to convert the Series Fund from a diversified series of a registered open-end management investment company to a registered closed-end management investment company with 374,572 shares voting in favor of the conversion, 89,682 shares voting against the conversion, and 29,886 shares abstaining.

Effective October 4, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company pursuant to the vote of the Fund's shareholders on September 19, 1996. In connection with the conversion, costs of approximately $73,428 have been charged against paid-in capital. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Directors in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale oc curred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.


U.S. Government Securities


                              FINANCIAL HIGHLIGHTS



                                                         Six Months                      Years ended June 30,
                                                           Ended
                                                         December 31,
                                                             1996*

                                                                             1996         1995          1994       1993       1992
                                                                          --------       ------       -------  ---------  -------
PER SHARE DATA
Net asset value at beginning of period.....................   $ 14.74     $  15.20       $  14.63    $  15.53   $  14.80   $  13.82
                                                              -------     --------       --------    --------   --------   --------
Income from investment operations:
  Net investment income (a)................................       .34          .64            .73         .78        .78        .90
  Net realized and unrealized gain (loss) on investments...       .07         (.46)           .60       (1.03)       .75       1.00
                                                           ----------    ---------    -----------   ---------  --------- ----------
    Total from investment operations.......................       .41          .18           1.33        (.25)      1.53       1.90
Less distributions:
  Distributions from net investment income.................      (.34)        (.64)          (.76)       (.65)      (.80)      (.92)
                                                           ----------    ---------    -----------   ---------  --------- ----------
    Increase (decrease) in net asset value.................       .07         (.46)           .57        (.90)       .73        .98
                                                           ----------    ---------    -----------   ---------  --------- ----------
Net asset value at end of period...........................   $ 14.81     $  14.74       $  15.20    $  14.63   $  15.53   $  14.80
                                                              =======     ========       ========    ========   ========   ========
Per share market value at end of period....................   $ 12.81
                                                              =======
TOTAL RETURN...............................................      2.77%        1.18%          9.40%      (1.76)%    10.75%     14.10%
                                                            =========    =========     ==========   =========  =========  =========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)...............   .$10,751      $13,035        $16,377     $17,777    $22,636    $26,187
                                                              =======      =======        =======     =======    =======    =======
Ratio of expenses to average net assets....................      2.05%**      2.10%          2.00%      1.85%       1.91%      1.86%
                                                            =========    =========     ==========   ========   ========= ==========
Ratio of net investment income to average net assets.......      4.51%**      4.25%          4.96%      4.16%       5.38%      6.40%
                                                            =========    =========     ==========   ========   ========= ==========
Portfolio turnover rate....................................       145%         762%           482%        261%       176%       140%
                                                                ======   ==========     ==========  ========== ========== ==========

  (a) For the six months ended December 31, 1996, net investment income per share has been computed using the average number of shares outstanding.
      These computations had no effect on net asset value.
  *   Unaudited.
  **  Annualized.






U.S. Government Securities

Bull & Bear U.S. Government Securities Fund
11 Hanover Square
New York, NY 10005
1-800-847-4200
1-212-363-1100
http://www.bull-and-bear.com

Call toll-free for Fund performance, telephone purchases, exchanges among the Bull & Bear Funds, and to obtain information concerning your account. 1-800-847-4200
1-212-363-1100


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.



U.S. Government Securities